                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                 April 20, 2001
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                           NATIONAL CITY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      1-10074                34-1111088
----------------------------     ------------------------      -------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)




1900 East Ninth Street, Cleveland, Ohio                            44114
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)


                                 (216) 575-2000
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

On April 20, 2001, the Registrant issued a news release announcing its financial results for the three-month period ended March 31, 2001. This news release, dated April 20, 2001, is attached as Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 The Registrant's April 20, 2001 news release announcing its financial results for the three-month period ended March 31, 2001.

ITEM 9. REGULATION FD DISCLOSURE

On April 20, 2001, the Registrant distributed to analysts and included on its Web site at www.nationalcity.com the Quarterly Financial Supplement, which is attached as Annex A to this Item 9.

Also on April 20, 2001, the Registrant hosted a conference call to review first quarter results and National City's business outlook for the remainder of the year. The slide presentation used by the Registrant in the conference call is attached as Annex B to this Item 9.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2001                 By /s/ David L. Zoeller
                                        ----------------------------------
                                        David L. Zoeller
                                        Executive Vice President and General
                                        Counsel

                                                                    Annex A



                        [NATIONAL CITY CORPORATION LOGO]




                          QUARTER ENDED MARCH 31, 2001

                                    UNAUDITED
                         QUARTERLY FINANCIAL SUPPLEMENT




         Derek Green                                    Holly Schreiber
         (216) 222-9849                                 (216) 575-3035

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                       CONSOLIDATED FINANCIAL HIGHLIGHTS
                     ($ IN MILLIONS, EXCEPT PER SHARE DATA)

--------------------------------------------------------------------------------

                                                             2001                                2000
                                                           ---------     ------------------------------------------------------

                                                            1ST QTR       4TH QTR       3RD QTR       2ND QTR        1ST QTR
                                                           ---------     ------------------------------------------------------
EARNINGS
---------------------------------------
Interest income (TE)                                        $1,667.7      $1,696.6      $1,660.4      $1,654.8       $1,588.5
Interest expense                                               888.5         940.4         914.4         905.8          847.6
                                                           ---------     ------------------------------------------------------
Net interest income (TE)                                       779.2         756.2         746.0         749.0          740.9
Provision for loan losses                                       83.4          81.4          70.4          68.7           66.3
                                                           ---------     ------------------------------------------------------
NII after provision for loan losses (TE)                       695.8         674.8         675.6         680.3          674.6
Fees and other income                                          598.5         604.8         590.9         674.3          557.4
Securities gains (losses)                                       88.1          50.7          27.5         (42.8)          21.5
Noninterest expense                                            805.0         854.4         785.3         785.1          759.1
                                                           ---------     ------------------------------------------------------
Income before taxes and TE adj                                 577.4         475.9         508.7         526.7          494.4
Income taxes                                                   234.2         159.4         169.6         175.9          164.7
TE adjustment                                                    7.8           8.5           8.4           8.4            8.4
                                                           ---------     ------------------------------------------------------
Net income                                                    $335.4        $308.0        $330.7        $342.4         $321.3
                                                           =========     ======================================================
Net income per common share:
    Basic                                                       $.56          $.50          $.55          $.56           $.53
    Diluted                                                      .55           .50           .54           .56            .53

PERFORMANCE RATIOS
---------------------------------------
Return on average common equity                                20.52%        18.76%        21.13%        23.13%         22.45%
Return on average total equity                                 20.45         18.70         21.06         23.04          22.37
Return on average assets                                        1.55          1.44          1.56          1.59           1.50
Net interest margin                                             3.92          3.90          3.90          3.80           3.79
Efficiency ratio                                               58.43         62.78         58.74         55.16          58.47

ASSET QUALITY
---------------------------------------
Net charge-offs                                                 83.2          81.2          70.2          68.7           66.2
Loan loss reserve                                              929.7         928.6         945.5         970.4          970.6
Nonperforming assets                                           447.1         402.3         365.3         339.3          314.1
Net charge-off ratio                                             .51%          .50%          .45%          .44%           .44%
Loan loss reserve/loans                                         1.39          1.42          1.49          1.58           1.57
Nonperforming assets to
  loans + OREO                                                   .67           .61           .57           .55            .51

CAPITAL & LIQUIDITY
---------------------------------------
Average equity to assets                                        7.59%         7.68%         7.42%         6.89%          6.72%
Average equity to loans*                                       10.04         10.14         10.03          9.56           9.47
Average loans to deposits*                                    122.69        122.71        119.91        120.59         117.81
Common equity to assets (tangible)**                            6.19          6.34          6.20          5.81           5.38

AVERAGE BALANCES
---------------------------------------
Assets                                                       $87,611       $85,300       $84,201       $86,771        $85,951
Loans                                                         66,225        64,645        62,248        62,537         61,043
Loans held for sale or securitization                          3,604         2,855         3,001         2,848          2,101
Securities (at cost)                                           9,491         9,543        10,786        13,064         14,600
Earning assets                                                79,762        77,363        76,378        79,027         78,379
Deposits                                                      53,977        52,683        51,913        51,860         51,816
Common equity                                                  6,620         6,524         6,216         5,946          5,748
Total equity                                                   6,650         6,554         6,246         5,976          5,778

MEMO:  Mortgage loans held for sale                           $3,473        $2,851        $3,001        $2,848         $2,101
       Credit card loans held for securitization                 131             4             -             -              -
                                                           ---------     ------------------------------------------------------
       Loans held for sale or securitization                  $3,604        $2,855        $3,001        $2,848         $2,101

ENDING BALANCES
---------------------------------------
Assets                                                       $90,818       $88,535       $85,046       $84,601        $86,895
Loans                                                         66,673        65,604        63,660        61,570         61,857
Loans held for sale or securitization                          5,883         3,439         2,946         3,198          2,330
Securities (at fair value)                                     9,468         9,904         9,656        10,719         13,783
Deposits                                                      55,854        55,256        52,726        49,988         50,613
Common equity                                                  6,724         6,740         6,437         6,103          5,888
Total equity                                                   6,754         6,770         6,467         6,133          5,918

MEMO:  Mortgage loans held for sale                           $5,883        $3,031        $2,946        $3,198         $2,330
       Credit card loans held for securitization                   -           408             -             -              -
                                                           ---------     ------------------------------------------------------
       Loans held for sale or securitization                  $5,883        $3,439        $2,946        $3,198         $2,330

                                                                                  1999
                                                            ---------------------------------------------------

                                                             4TH QTR      3RD QTR       2ND QTR      1ST QTR
                                                            ---------------------------------------------------

EARNINGS
---------------------------------------
Interest income (TE)                                        $1,556.1      $1,474.9      $1,449.5      $1,469.1
Interest expense                                               799.7         717.2         691.3         704.4
                                                            ---------------------------------------------------
Net interest income (TE)                                       756.4         757.7         758.2         764.7
Provision for loan losses                                       66.6          55.5          59.6          68.0
                                                            ---------------------------------------------------
NII after provision for loan losses (TE)                       689.8         702.2         698.6         696.7
Fees and other income                                          579.3         528.6         543.6         590.9
Securities gains (losses)                                       37.1          20.3          57.3          23.7
Noninterest expense                                            780.1         705.9         757.3         739.2
                                                            ---------------------------------------------------
Income before taxes and TE adj                                 526.1         545.2         542.2         572.1
Income taxes                                                   173.7         178.5         178.5         212.5
TE adjustment                                                    8.9          10.2           9.2           8.6
                                                            ---------------------------------------------------
Net income                                                    $343.5        $356.5        $354.5        $351.0
                                                            ===================================================
Net income per common share:
    Basic                                                       $.56          $.58          $.56          $.55
    Diluted                                                      .55           .57           .56           .54

PERFORMANCE RATIOS
---------------------------------------
Return on average common equity                                22.84%        23.79%        22.96%        21.12%
Return on average total equity                                 22.76         23.70         22.87         21.05
Return on average assets                                        1.59          1.71          1.71          1.66
Net interest margin                                             3.87          4.03          4.04          4.02
Efficiency ratio                                               58.41         54.88         58.16         54.53

ASSET QUALITY
---------------------------------------
Net charge-offs                                                 66.6          54.9          60.0          68.0
Loan loss reserve                                              970.5         970.7         970.2         970.3
Nonperforming assets                                           289.1         260.0         249.5         271.9
Net charge-off ratio                                             .45%          .38%          .42%          .48%
Loan loss reserve/loans                                         1.61          1.67          1.69          1.69
Nonperforming assets to
  loans + OREO                                                   .48           .45           .44           .47

CAPITAL & LIQUIDITY
---------------------------------------
Average equity to assets                                        7.00%         7.22%         7.46%         7.91%
Average equity to loans*                                       10.15         10.45         10.86         11.80
Average loans to deposits*                                    112.85        110.67        108.97        105.26
Common equity to assets (tangible)**                            5.12          5.52          5.78          6.17

AVERAGE BALANCES
---------------------------------------
Assets                                                       $85,600       $82,691       $83,369       $85,520
Loans                                                         59,006        57,142        57,257        57,319
Loans held for sale or securitization                          2,555         2,172         2,344         2,976
Securities (at cost)                                          15,403        14,851        14,638        15,126
Earning assets                                                77,762        74,971        75,238        76,514
Deposits                                                      52,287        51,633        52,543        54,457
Common equity                                                  5,960         5,938         6,185         6,728
Total equity                                                   5,990         5,969         6,216         6,761

MEMO:  Mortgage loans held for sale                           $2,555        $2,172        $2,344        $2,976
              Credit card loans held for securitization            -             -             -             -
                                                            ---------------------------------------------------
              Loans held for sale or securitization           $2,555        $2,172        $2,344        $2,976

ENDING BALANCES
---------------------------------------
Assets                                                       $87,121       $85,058       $84,022       $84,094
Loans                                                         60,204        58,001        57,317        57,312
Loans held for sale or securitization                          2,731         2,439         2,339         2,519
Securities (at fair value)                                    14,904        15,811        14,994        15,264
Deposits                                                      50,066        50,395        52,091        52,051
Common equity                                                  5,698         5,884         5,837         6,226
Total equity                                                   5,728         5,914         5,867         6,257

MEMO:  Mortgage loans held for sale                           $2,731        $2,439        $2,339        $2,519
              Credit card loans held for securitization            -             -             -             -
                                                            ---------------------------------------------------
              Loans held for sale or securitization           $2,731        $2,439        $2,339        $2,519

*   Excludes loans held for sale or securitization.
**  Period-end, less intangible assets.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                             BALANCE SHEET AVERAGES
                                ($ IN MILLIONS)

--------------------------------------------------------------------------------

                                            2001                     2000                                   1999
                                           -------   -------------------------------------   -------------------------------------

                                           1ST QTR   4TH QTR   3RD QTR   2ND QTR   1ST QTR   4TH QTR   3RD QTR   2ND QTR   1ST QTR
                                           -------   -------------------------------------   -------------------------------------
AVERAGE LOANS
--------------------------------------
Commercial                                 $27,010   $26,132   $25,294   $24,379   $23,496   $22,988   $22,066   $22,228   $22,154
Real estate - commercial                     6,550     6,435     6,273     6,157     6,020     6,141     6,238     6,275     6,305
Real estate - residential                   13,533    12,876    11,627    11,470    10,901    10,047     9,750     9,779    10,097
Consumer                                    12,174    12,165    12,224    13,973    14,520    14,045    13,664    13,834    13,785
Credit card                                  2,113     2,383     2,487     2,514     2,336     2,224     2,088     1,953     1,829
Home equity                                  4,845     4,654     4,343     4,044     3,770     3,561     3,336     3,188     3,149
                                           -------   -------------------------------------   -------------------------------------
  TOTAL LOANS                              $66,225   $64,645   $62,248   $62,537   $61,043   $59,006   $57,142   $57,257   $57,319
                                           =======   =====================================   =====================================

MEMO:
Securitized credit card balances (avg)        $874      $688      $455      $324      $441      $500      $548      $636      $724
Securitized credit card balances (eop)         997       630       748       265       383       500       500       590       680

Total managed credit card balances (avg)*   $2,225    $2,187    $2,101    $2,041    $2,027    $2,052    $1,995    $1,985    $1,980
Total managed credit card balances (eop)*    2,183     2,281     2,188     2,097     2,072     2,118     2,050     2,026     1,958

AVERAGE SECURITIES (AT COST)
--------------------------------------
Mortgage-backed securities                  $5,397    $5,611    $6,078    $7,992    $9,196    $9,752    $9,105    $8,800    $9,320
Other investment securities                  3,333     3,154     3,921     4,275     4,593     4,813     4,895     4,961     4,907
                                           -------   -------------------------------------   -------------------------------------
  Total taxable securities                   8,730     8,765     9,999    12,267    13,789    14,565    14,000    13,761    14,227
Tax-exempt securities                          761       778       787       797       811       838       851       877       899
                                           -------   -------------------------------------   -------------------------------------
  TOTAL SECURITIES                          $9,491    $9,543   $10,786   $13,064   $14,600   $15,403   $14,851   $14,638   $15,126
                                           =======   =====================================   =====================================

AVERAGE DEPOSITS
--------------------------------------
Noninterest bearing deposits               $10,781   $10,682   $10,837   $10,934   $10,716   $11,278   $11,338   $11,542   $11,681
NOW and money market accounts               17,276    16,803    16,473    16,477    16,443    16,580    16,742    16,997    16,899
Savings accounts                             2,835     2,958     3,139     3,321     3,413     3,605     3,795     3,922     3,955
Consumer time deposits                      15,725    15,764    15,652    15,385    15,019    14,578    14,461    14,883    15,581
                                           -------   -------------------------------------   -------------------------------------
    Core deposits                           46,617    46,207    46,101    46,117    45,591    46,041    46,336    47,344    48,116
Brokered retail CDs                          3,666     1,984     1,733     1,757     1,699     1,792     1,741     1,658     1,554
Other deposits                               1,304     1,217     1,105     1,124     1,126     1,349     1,167     1,199     1,757
Foreign deposits                             2,390     3,275     2,974     2,862     3,400     3,105     2,389     2,342     3,030
                                           -------   -------------------------------------   -------------------------------------
  TOTAL DEPOSITS                           $53,977   $52,683   $51,913   $51,860   $51,816   $52,287   $51,633   $52,543   $54,457
                                           =======   =====================================   =====================================

SELECTED RATIOS
--------------------------------------
Average loans to deposits                   122.69%   122.71%   119.91%   120.59%   117.81%   112.85%   110.67%   108.97%   105.26%
Average loans to core deposits              142.06    139.90    135.03    135.61    133.89    128.16    123.32    120.94    119.13
Average loans to earning assets              83.03     83.56     81.50     79.13     77.88     75.88     76.22     76.10     74.91
Average securities to earning assets         11.90     12.34     14.12     16.53     18.63     19.81     19.81     19.46     19.77

* Excludes certain unsecured personal and business lines of credit included in the credit card totals presented elsewhere in this document.



                                STOCKHOLDER DATA
                     ($ IN MILLIONS, EXCEPT PER SHARE DATA)

--------------------------------------------------------------------------------



                                                   2001                                  2000
                                                  -------       ------------------------------------------------------

                                                  1ST QTR       4TH QTR        3RD QTR         2ND QTR         1ST QTR
                                                  -------       ------------------------------------------------------
Per common share:
  Basic net income                                   $.56          $.50           $.55            $.56            $.53
  Diluted net income                                  .55           .50            .54             .56             .53
  Trailing 4 qtrs basic net income                   2.17          2.14           2.20            2.23            2.23
  Trailing 4 qtrs diluted net income                 2.15          2.13           2.18            2.21            2.21
  Dividend declared                                  .285          .285           .285            .285               -
  Dividend paid                                      .285          .285           .285            .285            .285
Dividend payout ratio                               51.82%        57.00%         52.78%          50.89%            n/a
Dividend yield (annualized)***                       4.26          3.97           5.18            6.68            5.53
P/E ratio                                           12.44         13.50          10.09            7.72            9.33

Average basic shares o/s**                        600,889       608,523        608,277         606,928         605,766
Average diluted shares o/s**                      610,100       615,467        613,232         611,070         610,694
Ending common shares o/s**                        600,750       609,189        608,398         607,434         606,228

Common stock price:
  High                                             $30.31        $29.75         $23.13          $22.75          $23.56
  Low                                               23.69         19.00          17.19           16.00           17.19
  Close                                             26.75         28.75          22.00           17.06           20.63

Book value/common share                            $11.19        $11.06         $10.58          $10.05           $9.71
Tangible book value/common share                     9.23          9.09           8.54            7.97            7.59
Unrealized gains (losses) related to FAS 115
  securities and FAS 133 cash flow hedges
  included in equity/share                           $.05          $.10          ($.16)          ($.42)          ($.47)

Market to book value                                239.1%        259.9%         207.9%          169.8%          212.5%
Market capitalization of
  common stock                                    $16,070       $17,514        $13,385         $10,363         $12,506

Common dividends declared                          $171.1        $173.4         $173.2          $173.0               -
Preferred dividends declared                           .5            .4             .4              .5               -


                                                                         1999
                                                  ---------------------------------------------------

                                                  4TH QTR       3RD QTR         2ND QTR      1ST QTR
                                                  ---------------------------------------------------
Per common share:
  Basic net income                                   $.56           $.58           $.56          $.55
  Diluted net income                                  .55            .57            .56           .54
  Trailing 4 qtrs basic net income                   2.25           2.13           2.08          2.03
  Trailing 4 qtrs diluted net income                 2.22           2.10           2.05          1.99
  Dividend declared                                  .285            .27            .27           .26
  Dividend paid                                       .27            .27            .26           .26
Dividend payout ratio                               51.82%         47.37%         48.21%        48.15%
Dividend yield (annualized)***                       4.81           4.05           3.30          3.13
P/E ratio                                           10.67          12.71          15.98         16.68

Average basic shares o/s**                        613,878        616,884        623,117       640,989
Average diluted shares o/s**                      620,784        624,581        633,280       652,221
Ending common shares o/s**                        607,058        616,565        618,131       628,842

Common stock price:
  High                                             $31.44         $33.38         $36.75        $37.81
  Low                                               22.13          26.13          31.44         33.09
  Close                                             23.69          26.69          32.75         33.19

Book value/common share                             $9.39          $9.54          $9.44         $9.90
Tangible book value/common share                     7.23           7.51           7.76          8.15
Unrealized gains (losses) related to FAS 115
  securities and FAS 133 cash flow hedges
  included in equity/share                          ($.29)         ($.10)          $.03          $.31

Market to book value                                252.3%         279.8%         346.9%        335.3%
Market capitalization of
  common stock                                    $14,381        $16,456        $20,244       $20,871

Common dividends declared                          $172.7         $166.5         $166.7        $163.8
Preferred dividends declared                           .4             .5             .4            .4



**     In thousands.
***    Based on quarter-end stock price.
n/a    Not applicable

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                          CAPITALIZATION (PERIOD END)
                     ($ IN MILLIONS, EXCEPT PER SHARE DATA


--------------------------------------------------------------------------------

                                              2001                              2000
                                            ---------     --------------------------------------------------

                                             1ST QTR       4TH QTR     3RD QTR      2ND QTR        1ST QTR
                                            ---------     --------------------------------------------------
FUNDING
------------------------------------
Long-Term Debt (Net of Discount):
Total parent company debt                    $1,962.7      $1,960.5     $1,960.9      $1,960.5      $2,060.3
Subsidiary debt:
  Subordinated debt                           1,148.9       1,118.8      1,118.6       1,118.4       1,119.2
  Senior bank notes                           8,981.2      11,654.3      9,495.0      10,140.8      10,790.6
  Capital securities                            180.0         180.0        180.0         180.0         180.0
  FHLB advances and other                     3,236.7       3,231.2      2,881.1       2,757.2       2,833.0
                                            ---------     --------------------------------------------------
    Total subsidiary debt                    13,546.8      16,184.3     13,674.7      14,196.4      14,922.8
                                            ---------     --------------------------------------------------
  TOTAL LONG-TERM DEBT                      $15,509.5     $18,144.8    $15,635.6     $16,156.9     $16,983.1
                                            =========     ==================================================

BORROWED FUNDS:
U.S. Treasury demand notes                     $792.8        $413.9     $1,583.2      $6,168.4      $4,304.1
Commercial paper                                768.3         368.6        505.2         784.7       1,219.9
Other                                            83.2         121.2        194.9          21.7          16.8
                                            ---------     --------------------------------------------------
    TOTAL BORROWED FUNDS                     $1,644.3        $903.7     $2,283.3      $6,974.8      $5,540.8
                                            =========     ==================================================

STOCKHOLDERS' EQUITY
------------------------------------
Preferred stock                                 $30.0         $30.0        $30.0         $30.0         $30.0
Common stock                                  6,724.0       6,740.0      6,437.4       6,103.5       5,887.6
                                            ---------     --------------------------------------------------
  TOTAL STOCKHOLDERS' EQUITY                 $6,754.0      $6,770.0     $6,467.4      $6,133.5      $5,917.6
                                            =========     ==================================================

OCI ADJUSTMENTS, NET OF TAX:
FAS 115 unrealized gain (loss)                  $84.6         $60.6       ($96.9)      ($258.3)      ($286.6)
FAS 133 unrealized gain (loss)                  (52.1)            -            -             -             -

INTANGIBLE ASSETS
------------------------------------
Goodwill                                     $1,106.4      $1,124.0     $1,157.0      $1,175.9      $1,193.1
Core deposit intangible                          41.1          43.7         46.2          48.8          51.4
Purchased credit card relationships               3.5           3.8          4.6           5.5           6.4
Other intangibles                                28.6          29.8         31.1          32.3          33.4
                                            ---------     --------------------------------------------------
  TOTAL INTANGIBLE ASSETS                    $1,179.6      $1,201.3     $1,238.9      $1,262.5      $1,284.3
                                            =========     ==================================================

MEMO:
Parent Company investment in subsidiaries    $8,408.9      $7,887.3     $7,626.1      $7,477.2      $7,200.6
Total Parent Company intangibles                 78.1          79.9         81.6          83.3          85.0

RISK-BASED CAPITAL **
------------------------------------
Tier 1 capital                               $5,689.6      $5,636.5     $5,554.7      $5,357.6      $5,147.4
Total risk-based capital                      9,186.1       9,191.1      9,157.7       8,977.0       8,645.5
Risk-weighted assets                         80,860.8      80,274.9     76,208.6      75,250.1      73,892.2

Tier 1 capital ratio                             7.04%         7.02%        7.29%         7.12%         6.97%
Total risk-based capital ratio                  11.36         11.45        12.03         11.93         11.70
Leverage ratio                                   6.58          6.70         6.67          6.23          6.05

STOCK REPURCHASE ACTIVITY
------------------------------------
Number of shares repurchased                      9.3            .1           .2             -           2.2
Average price of repurchased shares            $17.84        $21.02       $20.60             -        $21.93
Total cost                                     $166.2          $2.2         $5.1             -         $47.1
Shares remaining under authorization             15.6          24.9         25.0          25.2          25.2

SELECTED RATIOS AND OTHER
------------------------------------
Debt to equity                                 229.63%       268.02%      241.76%       263.42%       286.99%
Debt to total capitalization                    69.66         72.83        70.74         72.48         74.16
Equity to assets                                 7.44          7.65         7.60          7.25          6.81
Common equity to assets                          7.40          7.61         7.57          7.21          6.78
Equity to assets (tangible)*                     6.22          6.38         6.24          5.84          5.41
Common equity to assets (tangible)*              6.19          6.34         6.20          5.81          5.38

Minority interest                               $50.7         $46.6        $44.6         $42.8         $41.2


                                                                   1999
                                           ---------------------------------------------------

                                             4TH QTR       3RD QTR      2ND QTR       1ST QTR
                                           ---------------------------------------------------
FUNDING
------------------------------------
Long-Term Debt (Net of Discount):
Total parent company debt                    $2,060.1      $2,124.9      $2,126.2     $1,428.1
Subsidiary debt:
  Subordinated debt                           1,119.2       1,119.1       1,118.9      1,118.8
  Senior bank notes                           8,918.6       8,718.4       7,527.3      6,987.1
  Capital securities                            180.0         180.0         180.0        679.9
  FHLB advances and other                     2,760.1       2,662.6       2,364.9      2,465.1
                                           ---------------------------------------------------
    Total subsidiary debt                    12,977.9      12,680.1      11,191.1     11,250.9
                                           ---------------------------------------------------
  TOTAL LONG-TERM DEBT                      $15,038.0     $14,805.0     $13,317.3    $12,679.0
                                           ===================================================

BORROWED FUNDS:
U.S. Treasury demand notes                   $9,228.2      $4,562.6      $2,912.0       $895.6
Commercial paper                                313.4         450.0         918.0        950.7
Other                                           231.0         694.8         665.8        994.7
                                           ---------------------------------------------------
    TOTAL BORROWED FUNDS                     $9,772.6      $5,707.4      $4,495.8     $2,841.0
                                           ===================================================

STOCKHOLDERS' EQUITY
------------------------------------
Preferred stock                                 $30.2         $30.5         $30.5        $30.5
Common stock                                  5,697.5       5,883.8       5,836.7      6,226.4
                                           ---------------------------------------------------
  TOTAL STOCKHOLDERS' EQUITY                 $5,727.7      $5,914.3      $5,867.2     $6,256.9
                                           ===================================================

OCI ADJUSTMENTS, NET OF TAX:
FAS 115 unrealized gain (loss)                ($179.4)       ($62.1)        $20.3       $200.5
FAS 133 unrealized gain (loss)                      -             -             -            -

INTANGIBLE ASSETS
------------------------------------
Goodwill                                     $1,210.4      $1,174.4        $962.4     $1,025.3
Core deposit intangible                          54.0          56.5          59.1         61.7
Purchased credit card relationships               7.2           8.1          11.1         12.1
Other intangibles                                34.8          15.6           4.6          4.8
                                           ---------------------------------------------------
  TOTAL INTANGIBLE ASSETS                    $1,306.4      $1,254.6      $1,037.2     $1,103.9
                                           ===================================================

MEMO:
Parent Company investment in subsidiaries    $7,013.3      $7,199.4      $7,784.0     $7,777.3
Total Parent Company intangibles                 86.7          88.5          93.6         95.3

RISK-BASED CAPITAL **
------------------------------------
Tier 1 capital                               $4,828.0      $4,948.6      $5,037.6     $5,152.9
Total risk-based capital                      8,190.2       8,379.6       8,544.2      8,388.6
Risk-weighted assets                         73,027.4      71,837.8      70,518.1     70,157.2

Tier 1 capital ratio                             6.61%         6.89%         7.14%        7.34%
Total risk-based capital ratio                  11.22         11.66         12.12        11.96
Leverage ratio                                   5.72          6.07          6.06         6.13

STOCK REPURCHASE ACTIVITY
------------------------------------
Number of shares repurchased                     10.8           2.7          12.7         26.4
Average price of repurchased shares            $24.56        $30.88        $34.24       $35.07
Total cost                                     $261.8         $84.8        $435.9       $927.6
Shares remaining under authorization             27.4           8.2          10.9         23.6

SELECTED RATIOS AND OTHER
------------------------------------
Debt to equity                                 262.55%       250.33%       226.98%      202.64%
Debt to total capitalization                    72.42         71.46         69.42        66.96
Equity to assets                                 6.57          6.95          6.98         7.44
Common equity to assets                          6.54          6.92          6.95         7.40
Equity to assets (tangible)*                     5.15          5.56          5.82         6.21
Common equity to assets (tangible)*              5.12          5.52          5.78         6.17

Minority interest                               $40.0         $38.7         $36.8        $35.3

*   Period-end, less intangible assets.
**  First quarter 2001 ratios are based on preliminary data.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                              NET INTEREST MARGIN

----------------------------------------------------------------------------------------------------------------------------------
                                            2001                    2000                                    1999
                                           ------    -----------------------------------    --------------------------------------

                                           1ST QTR   4TH QTR   3RD QTR  2ND QTR 1ST QTR     4TH QTR  3RD QTR   2ND QTR   1ST QTR
                                           ------    -----------------------------------    --------------------------------------
EARNING ASSETS
  Loans *                                   8.72%     9.08%     9.05%     8.82%     8.56%     8.38%     8.23%     8.13%     8.14%
  Securities                                6.29      6.35      6.33      6.35      6.38      6.33      6.32      6.22      6.38
  Short-term investments                    9.04      9.44      8.73      7.51      6.88      6.58      5.83      5.15      5.22
RATE ON EARNING ASSETS                      8.44      8.74      8.67      8.41      8.14      7.96      7.83      7.72      7.75

INTEREST BEARING LIABILITIES
  Core deposits                             4.55      4.71      4.58      4.32      4.10      3.89      3.75      3.71      3.87
  Purchased deposits                        5.72      6.52      6.48      6.18      5.73      5.41      5.00      4.79      4.77
  Other purchased funding                   6.03      6.69      6.67      6.37      5.98      5.69      5.28      5.06      4.96
RATE ON INTEREST BEARING
     LIABILITIES                            5.23      5.62      5.53      5.30      5.00      4.72      4.42      4.29      4.33

NET INTEREST SPREAD                         3.21      3.12      3.14      3.11      3.14      3.24      3.41      3.43      3.42
Contribution of noninterest bearing
  sources of funds                           .71       .78       .76       .69       .65       .63       .62       .61       .60
                                           ------    -----------------------------------    --------------------------------------
NET INTEREST MARGIN                         3.92%     3.90%     3.90%     3.80%     3.79%     3.87%     4.03%     4.04%     4.02%
                                           ======    ===================================    ======================================

* Includes loans held for sale or securitization.


                               NONINTEREST INCOME
                                ($ IN MILLIONS)

--------------------------------------------------------------------------------------------------------------------------------
                                           2001                     2000                                   1999
                                          -------   ------------------------------------   -------------------------------------

                                          1ST QTR   4TH QTR  3RD QTR   2ND QTR  1ST QTR    4TH QTR   3RD QTR   2ND QTR   1ST QTR
                                          -------   ------------------------------------   -------------------------------------

Deposit service charges                   $111.8    $113.0    $115.4    $108.1    $106.3    $108.3    $107.4    $104.8     $99.9
Item processing revenue                    106.4     118.8     112.1     107.3     101.2     104.5      98.5     112.1     128.7
Trust and investment mgmt. fees             81.9      81.1      79.8      90.1      83.6      82.3      81.1      80.7      81.8
Card-related fees                           44.7      44.5      41.1      38.6      36.8      42.7      41.4      42.3      38.3
Mortgage banking:
    Mortgage servicing asset impairment
      charge                              (198.3)        -         -         -         -         -         -         -         -
    All other (see additional detail
      on p. 7)                             100.5     109.6     110.5     147.6     111.3     126.0      81.1      89.2      93.0
Trading gains, net:
    Net gains from mortgage servicing
      related derivatives                  221.3         -         -         -         -         -         -         -         -
    All other                               14.4       6.1       2.8       4.2       5.2       5.2       5.6       3.5       3.5
Other service fees                          26.2      24.3      24.0      30.9      24.3      21.4      22.7      21.4      24.9
Brokerage revenue                           23.4      23.4      23.2      24.6      27.0      26.0      24.5      29.1      24.4
All other                                   66.2      84.0      82.0     122.9      61.7      62.9      66.3      60.5      96.4
                                          -------   ------------------------------------   -------------------------------------
  FEES AND OTHER INCOME                    598.5     604.8     590.9     674.3     557.4     579.3     528.6     543.6     590.9
Net securities gains (losses)               88.1      50.7      27.5     (42.8)     21.5      37.1      20.3      57.3      23.7
                                          -------   ------------------------------------   -------------------------------------
  TOTAL NONINTEREST INCOME                $686.6    $655.5    $618.4    $631.5    $578.9    $616.4    $548.9    $600.9    $614.6
                                          =======   ====================================   =====================================

                              NONINTEREST EXPENSE
                                ($ IN MILLIONS)

--------------------------------------------------------------------------------------------------------------------------------
                                           2001                     2000                                    1999
                                          -------   ------------------------------------   -------------------------------------

                                          1ST QTR   4TH QTR  3RD QTR  2ND QTR   1ST QTR     4TH QTR  3RD QTR   2ND QTR  1ST QTR
                                          -------   ------------------------------------   -------------------------------------

Salaries, benefits and other personnel    $410.4    $413.1    $406.0    $401.3    $406.9    $400.3    $367.7    $389.6    $400.8
Equipment                                   60.0      58.0      56.0      57.8      57.7      56.5      47.6      52.9      52.8
Net occupancy                               53.5      52.0      52.7      51.8      52.7      49.8      48.9      49.3      54.1
Third-party services                        43.6      52.6      51.2      48.5      45.1      49.7      49.3      48.5      45.6
Card-related fees                           43.5      48.6      40.4      40.5      38.2      40.4      37.3      38.0      33.6
Intangibles amortization                    21.1      21.9      22.0      22.0      22.1      21.1      19.2      17.6      17.5
Marketing and public relations              16.5      18.8      18.8      23.4      22.7      23.3      15.6      14.8      10.8
Telephone                                   21.3      22.1      20.5      18.4      20.3      20.3      15.1      19.6      19.0
Postage                                     18.5      17.1      18.2      18.7      17.6      17.8      16.2      18.1      18.5
Supplies                                    12.7      12.3      11.5      13.0      13.0      13.6      13.4      11.8      16.5
Travel and entertainment                    13.6      16.0      14.8      15.1      13.6      14.6      12.6      12.7      11.9
State and local taxes                       13.4      10.4      12.9       8.1       7.7      14.5      13.0      12.4      12.8
FDIC assessments                             2.4       2.5       2.5       2.5       2.2       2.6       1.4       1.7       2.4
OREO expense, net                            1.8        .8        .5        .5        .5       1.3       2.0       1.2       (.9)
All other                                   72.7     108.2      57.3      63.5      38.8      54.3      46.6      69.1      43.8
                                          -------   ------------------------------------   -------------------------------------
 TOTAL NONINTEREST EXPENSE                $805.0    $854.4    $785.3    $785.1    $759.1    $780.1    $705.9    $757.3    $739.2
                                          =======   ====================================   =====================================

MEMO: FTE employees                       35,999    36,097    36,766    37,704    37,458    38,054    37,267    37,804    39,742

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                    LOAN LOSS ALLOWANCE AND NET CHARGE-OFFS
                                ($ IN MILLIONS)

                                               2001                             2000
                                              -------     ----------------------------------------------

                                              1ST QTR     4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                              -------     ----------------------------------------------
LOAN LOSS ALLOWANCE
------------------------------------
Beginning loan loss allowance                 $ 928.6     $ 945.5      $ 970.3      $ 970.6      $ 970.5
Provision                                        83.4        81.4         70.4         68.7         66.3
Reserves acquired (sold or securitized)            .9       (17.1)       (25.0)         (.3)        --
Net charge-offs:
  Commercial                                     24.4        23.6         15.0         21.4         18.5
  Real estate - commercial                        1.7         1.2           .7          2.4         (1.4)
  Real estate - residential                       9.8         6.4          6.0          5.9          5.2
  Consumer                                       27.5        26.8         26.3         17.9         23.4
  Credit card                                    18.5        21.7         21.9         19.8         20.0
  Home equity                                     1.3         1.5           .3          1.3           .4
                                              -------     ----------------------------------------------
Total net charge-offs                            83.2        81.2         70.2         68.7         66.2
                                              -------     ----------------------------------------------
Ending loan loss allowance                    $ 929.7     $ 928.6      $ 945.5      $ 970.3      $ 970.6
                                              =======     ==============================================

MEMO:
Net charge-offs on securitized credit card
  balances                                    $   9.7     $   6.7      $   2.5      $   3.2      $   4.4

NET CHARGE-OFFS AS A
% OF LOANS (ANNUALIZED)
------------------------------------
Commercial                                        .37%        .36%         .24%         .35%         .32%
Real estate - commercial                          .10         .07          .04          .16         (.09)
Real estate - residential                         .29         .20          .21          .21          .18
Consumer                                          .93         .88          .86          .52          .65
Credit card                                      3.55        3.62         3.51         3.16         3.45
Home equity                                       .11         .13          .03          .13          .04
                                              -------     ----------------------------------------------
  TOTAL NET CHARGE-OFFS                           .51%        .50%         .45%         .44%         .44%
                                              =======     ==============================================

MEMO:
Securitized credit card portfolio                4.50%       3.89%        2.20%        4.01%        4.04%

                                                                   1999
                                              -----------------------------------------------

                                              4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                              -----------------------------------------------
LOAN LOSS ALLOWANCE
------------------------------------
Beginning loan loss allowance                 $ 970.7      $ 970.2      $ 970.3      $ 970.2
Provision                                        66.6         55.5         59.6         68.0
Reserves acquired (sold or securitized)           (.2)         (.1)          .3           .1
Net charge-offs:
  Commercial                                     15.2         11.9         25.1          9.5
  Real estate - commercial                         .4           .5         (2.7)        --
  Real estate - residential                       5.4          3.7          2.2          3.7
  Consumer                                       25.3         20.1         14.6         32.1
  Credit card                                    19.6         18.5         19.7         21.8
  Home equity                                      .7           .2          1.0          1.0
                                              -----------------------------------------------
Total net charge-offs                            66.6         54.9         60.0         68.0
                                              -----------------------------------------------
Ending loan loss allowance                    $ 970.5      $ 970.7      $ 970.2      $ 970.3
                                              ===============================================

MEMO:
Net charge-offs on securitized credit card
  balances                                    $   5.4      $   5.8      $   8.1      $   8.6

NET CHARGE-OFFS AS A
% OF LOANS (ANNUALIZED)
------------------------------------
Commercial                                        .26%         .21%         .45%         .17%
Real estate - commercial                          .03          .03         (.17)         .00
Real estate - residential                         .21          .15          .09          .15
Consumer                                          .71          .58          .41          .95
Credit card                                      3.50         3.52         4.05         4.83
Home equity                                       .08          .03          .12          .13
                                              -----------------------------------------------
  TOTAL NET CHARGE-OFFS                           .45%         .38%         .42%         .48%
                                              ===============================================

MEMO:
Securitized credit card portfolio                4.30%        4.21%        5.11%        4.82%

                              NONPERFORMING ASSETS
                                ($ IN MILLIONS)

--------------------------------------------------------------------------------

                                 2001                      2000                                        1999
                               -------    ----------------------------------------    -----------------------------------------

                               1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                               -------    ----------------------------------------    -----------------------------------------
NONPERFORMING ASSETS
Commercial                     $ 216.5    $ 183.2    $ 170.8    $ 155.5    $ 138.6    $ 130.4    $ 106.9    $ 100.1    $ 122.6
Real estate - commercial          57.1       67.0       69.3       75.5       76.2       68.5       60.4       63.9       63.2
Real estate - residential        130.4      118.8       97.5       82.7       76.0       70.3       68.8       58.8       56.7
                               -------    ----------------------------------------    -----------------------------------------
  Total nonperforming loans      404.0      369.0      337.6      313.7      290.8      269.2      236.1      222.8      242.5
Other real estate owned           43.1       33.3       27.7       25.6       23.3       19.9       23.9       26.7       29.4
                               -------    ----------------------------------------    -----------------------------------------
  TOTAL NONPERFORMING ASSETS   $ 447.1    $ 402.3    $ 365.3    $ 339.3    $ 314.1    $ 289.1    $ 260.0    $ 249.5    $ 271.9
                               =======    ========================================    =========================================
Loans 90 days past due         $ 423.1    $ 341.8    $ 310.3    $ 249.4    $ 250.0    $ 230.0    $ 244.0    $ 199.6    $ 223.2
                               =======    ========================================    =========================================

Renegotiated loans*:
  Commercial                      --      $    .1    $    .2    $    .2    $    .2    $    .2    $    .2    $    .3    $    .3
  Real estate related               .2         .2         .2         .2        1.7        1.8        2.3        2.4        2.5
                               -------    ----------------------------------------    -----------------------------------------
    Total renegotiated loans   $    .2    $    .3    $    .4    $    .4    $   1.9    $   2.0    $   2.5    $   2.7    $   2.8
                               =======    ========================================    =========================================

NPAs to loans + OREO               .67%       .61%       .57%       .55%       .51%       .48%       .45%       .44%       .47%
NPAs to total assets               .49        .45        .43        .40        .36        .33        .31        .30        .32
LLA to nonperforming loans      230.16     251.65     280.07     309.32     333.80     360.51     411.14     435.46     400.14
Loan loss allowance to loans      1.39       1.42       1.49       1.58       1.57       1.61       1.67       1.69       1.69

*      Renegotiated loans are included in nonperforming loans.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                               DELIVERY CHANNELS

--------------------------------------------------------------------------------

                             2001                    2000                                     1999
                           -------   -------------------------------------   -------------------------------------

                           1ST QTR   4TH QTR   3RD QTR   2ND QTR   1ST QTR   4TH QTR   3RD QTR   2ND QTR   1ST QTR
                           -------   -------------------------------------   -------------------------------------
BANK BRANCHES
-------------------------
Traditional                    652       654       693       763       833       861       887       945       995
Limited service                 74        75        74        76        77        77        83        92        88
In-store                        83        83        85        92        92        97        97        98       111
Bank express                   395       395       355       290       233       206       183       131        94
                           -------   -------------------------------------   -------------------------------------
    TOTAL BANK BRANCHES      1,204     1,207     1,207     1,221     1,235     1,241     1,250     1,266     1,288
                           =======   =====================================   =====================================

ATMS                         1,661     1,670     1,692     1,729     1,743     1,845     1,905     1,952     1,974

ONLINE BANKING CUSTOMERS   138,033   108,142    85,344    56,195    28,499    23,175    20,881    18,218    16,344



                                   UNAUDITED
                                MORTGAGE BANKING
                                ($ IN MILLIONS)

--------------------------------------------------------------------------------

                                                    2001                            2000
                                                 ---------    -------------------------------------------------

                                                  1ST QTR      4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                                 ---------    -------------------------------------------------
REVENUE COMPONENTS
-----------------------------------------------
Servicing:
    Servicing fees                               $    60.8    $    54.6    $    52.7    $    49.2    $    47.7
    Amortization of mortgage servicing assets        (40.2)       (35.2)       (32.4)       (29.0)       (26.7)
    Mortgage servicing asset impairment charge      (198.3)        --           --           --           --
    Gains on sales of servicing rights                 3.0         --             .2         13.6         --
Conforming origination and sales revenue              77.3         89.0         83.5         79.4         68.4
Gain on sale of ARM loans                             --           --           --           10.6         --
Other                                                 --           (6.6)          .1          2.1          5.2
                                                 ---------    -------------------------------------------------
    Total conforming revenue                         (97.4)       101.8        104.1        125.9         94.6
Nonconforming origination and sales revenue            (.4)         7.8          6.4         21.7         16.7
                                                 ---------    -------------------------------------------------
   TOTAL MORTGAGE BANKING REVENUE                ($   97.8)   $   109.6    $   110.5    $   147.6    $   111.3
                                                 =========    =================================================

PRODUCTION DATA
-----------------------------------------------
Conforming originations                          $   8,937    $   5,801    $   5,647    $   5,422    $   3,810
Nonconforming originations                             541          212          321          629          481
                                                 ---------    -------------------------------------------------
   TOTAL LOANS ORIGINATED FOR SALE               $   9,478    $   6,013    $   5,968    $   6,051    $   4,291
                                                 =========    =================================================

Conforming sales to secondary market             $   6,105    $   5,137    $   5,721    $   3,741    $   3,691
Nonconforming whole loan sales                         103          356          299          670          672
                                                 ---------    -------------------------------------------------
   TOTAL MORTGAGE SALES                          $   6,208    $   5,493    $   6,020    $   4,411    $   4,363
                                                 =========    =================================================

SERVICING  DATA
-----------------------------------------------
Mortgage loans serviced for third parties        $  60,618    $  57,366    $  53,452    $  52,505    $  48,574

Mortgage servicing assets:
  Carrying value at beginning of period          $   999.7    $   976.4    $   948.7    $   876.6    $   785.0
  Additions                                          103.1         89.6         93.2         86.7         60.4
  Amortization                                       (40.2)       (35.2)       (32.4)       (29.0)       (26.7)
  Impairment (charge)                               (198.3)        --           --           --           --
  Sales                                                (.4)        --          (29.0)         (.1)        --
  Other                                               --          (31.1)        (4.1)        14.5         57.9
                                                 ---------    -------------------------------------------------
  Carrying value at end of period                $   863.9    $   999.7    $   976.4    $   948.7    $   876.6
                                                 =========    =================================================

                                                                      1999
                                                 -------------------------------------------------

                                                  4TH QTR      3RD QTR      2ND QTR       1ST QTR
                                                 -------------------------------------------------
REVENUE COMPONENTS
-----------------------------------------------
Servicing:
    Servicing fees                               $    45.4    $    42.2    $    39.5    $    37.4
    Amortization of mortgage servicing assets        (28.9)       (26.2)       (26.0)       (23.1)
    Mortgage servicing asset impairment charge        --           --           --           --
    Gains on sales of servicing rights                --           --           --           --
Conforming origination and sales revenue              68.8         62.6         75.1         77.0
Gain on sale of ARM loans                             --           --           --           --
Other                                                   .1           .4           .6          1.7
                                                 -------------------------------------------------
    Total conforming revenue                          85.4         79.0         89.2         93.0
Nonconforming origination and sales revenue           40.6          2.1         --           --
                                                 -------------------------------------------------
   TOTAL MORTGAGE BANKING REVENUE                $   126.0    $    81.1    $    89.2    $    93.0
                                                 =================================================

PRODUCTION DATA
-----------------------------------------------
Conforming originations                          $   3,795    $   3,448    $   4,414    $   4,444
Nonconforming originations                           1,241          467         --           --
                                                 -------------------------------------------------
   TOTAL LOANS ORIGINATED FOR SALE               $   5,036    $   3,915    $   4,414    $   4,444
                                                 =================================================

Conforming sales to secondary market             $   2,880    $   3,858    $   4,529    $   5,796
Nonconforming whole loan sales                       1,506           50         --           --
                                                 -------------------------------------------------
   TOTAL MORTGAGE SALES                          $   4,386    $   3,908    $   4,529    $   5,796
                                                 =================================================

SERVICING  DATA
-----------------------------------------------
Mortgage loans serviced for third parties        $  46,704    $  44,376    $  41,339    $  38,840

Mortgage servicing assets:
  Carrying value at beginning of period          $   753.7    $   683.2    $   632.4    $   564.0
  Additions                                           56.4         78.1         78.7         89.1
  Amortization                                       (28.9)       (26.2)       (26.0)       (23.1)
  Impairment (charge)                                 --           --           --           --
  Sales                                               --           --           --           --
  Other                                                3.8         18.6         (1.9)         2.4
                                                 -------------------------------------------------
  Carrying value at end of period                $   785.0    $   753.7    $   683.2    $   632.4
                                                 =================================================


                                   UNAUDITED
                                  TRUST ASSETS
                                ($ IN MILLIONS)

--------------------------------------------------------------------------------

                                      2001                       2000                                        1999
                                    --------   -----------------------------------------   -----------------------------------------

                                    1ST QTR     4TH QTR   3RD QTR    2ND QTR    1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                    --------   -----------------------------------------   -----------------------------------------
TRUST ASSETS
-----------------------------------
Managed assets *                    $ 64,040   $ 68,040   $ 66,473   $ 66,951   $ 63,239   $ 63,645   $ 60,283   $ 62,641   $ 61,857
Non-managed assets                    72,621     77,833     79,960     79,445     79,002     78,501     76,110     76,824     71,631
                                    --------   -----------------------------------------   -----------------------------------------
  TOTAL ASSETS UNDER ADMINISTRATION $136,661   $145,873   $146,433   $146,396   $142,241   $142,146   $136,393   $139,465   $133,488
                                    ========   =========================================   =========================================

PROPRIETARY MUTUAL FUND ASSETS      $ 16,443   $ 16,852   $ 16,204   $ 16,212   $ 16,600   $ 16,700   $ 15,800   $ 16,300   $ 15,600
                                    ========   =========================================   =========================================

* Includes proprietary mutual fund assets.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

--------------------------------------------------------------------------------

                                                      2001                             2000
                                                    ---------     ---------------------------------------------------

                                                     1ST QTR       4TH QTR      3RD QTR       2ND QTR       1ST QTR
                                                    ---------     ---------------------------------------------------

RETAIL SALES AND DISTRIBUTION
-----------------------------

Net interest income (TE)                            $ 367,240     $ 367,260     $ 371,293     $ 370,403     $ 367,183
Provision for loan losses                              11,467        10,570        14,220         9,640         9,153
                                                    ---------     ---------------------------------------------------

Net interest income after provision                   355,773       356,690       357,073       360,763       358,030
Noninterest income                                    180,469       141,063       141,878       134,892       128,325
Noninterest expense                                   279,092       288,622       292,939       282,694       284,900
                                                    ---------     ---------------------------------------------------

Income before taxes                                   257,150       209,131       206,012       212,961       201,455
Income tax expense and TE adjustment                   98,059        80,186        79,046        81,594        77,308
                                                    ---------     ---------------------------------------------------

Net income                                          $ 159,091     $ 128,945     $ 126,966     $ 131,367     $ 124,147
                                                    =========     ===================================================

UNUSUAL/SIGNIFICANT ITEMS (PRETAX)
Gain on sale of merchant services business unit
  to National Processing                            $  44,000          --            --            --            --
                                                    ---------     ---------------------------------------------------

Total                                               $  44,000          --            --            --            --
                                                    =========     ===================================================

UNUSUAL/SIGNIFICANT ITEMS (AFTER TAX)
Gain on sale of merchant services business unit
  to National Processing                            $  28,600          --            --            --            --
                                                    ---------     ---------------------------------------------------

Total                                               $  28,600          --            --            --            --
                                                    =========     ===================================================

Average assets (in millions)                        $  15,775     $  15,744     $  15,617     $  16,389     $  16,496

WHOLESALE BANKING
-----------------

Net interest income (TE)                            $ 255,335     $ 249,215     $ 243,982     $ 232,881     $ 222,988
Provision for loan losses                              25,169        21,119        10,543        22,352        15,443
                                                    ---------     ---------------------------------------------------

Net interest income after provision                   230,166       228,096       233,439       210,529       207,545
Noninterest income                                     71,027        92,970        64,084        71,369        70,101
Noninterest expense                                   118,399       110,570       111,369       105,410       109,694
                                                    ---------     ---------------------------------------------------

Income before taxes                                   182,794       210,496       186,154       176,488       167,952
Income tax expense and TE adjustment                   68,833        78,506        70,213        66,468        63,150
                                                    ---------     ---------------------------------------------------

Net income                                          $ 113,961     $ 131,990     $ 115,941     $ 110,020     $ 104,802
                                                    =========     ===================================================

UNUSUAL/SIGNIFICANT ITEMS (PRETAX)
Venture capital gains (losses)                      $     401     $  26,719     $    (553)    $   2,676     $   8,224
                                                    ---------     ---------------------------------------------------

Total                                               $     401     $  26,719     $    (553)    $   2,676     $   8,224
                                                    =========     ===================================================

UNUSUAL/SIGNIFICANT ITEMS (AFTER TAX)
Venture capital gains (losses)                      $     261     $  17,368     $    (359)    $   1,739     $   5,346
                                                    ---------     ---------------------------------------------------

Total                                               $     261     $  17,368     $    (359)    $   1,739     $   5,346
                                                    =========     ===================================================

Average assets (in millions)                        $  31,131     $  30,247     $  29,182     $  28,070     $  27,094

CONSUMER FINANCE
----------------

Net interest income (TE)                            $ 184,665     $ 165,686     $ 157,458     $ 158,900     $ 157,951
Provision for loan losses                              55,664        52,418        44,985        37,531        44,999
                                                    ---------     ---------------------------------------------------

Net interest income after provision                   129,001       113,268       112,473       121,369       112,952
Noninterest income                                     21,107        32,551        30,124       119,457        39,739
Noninterest expense                                   120,163       135,313        91,928       115,453        95,971
                                                    ---------     ---------------------------------------------------

Income before taxes                                    29,945        10,506        50,669       125,373        56,720
Income tax expense and TE adjustment                   11,305         4,040        19,101        47,116        21,371
                                                    ---------     ---------------------------------------------------

Net income                                          $  18,640     $   6,466     $  31,568     $  78,257     $  35,349
                                                    =========     ===================================================

UNUSUAL/SIGNIFICANT ITEMS (PRETAX)
Gain on sale of student loans                            --            --            --       $  74,216          --
Lone Zone and other                                      --       $ (17,960)         --            --            --
Auto lease exit - residual charge                   $ (33,500)      (26,000)         --            --            --
                                                    ---------     ---------------------------------------------------

Total                                               $ (33,500)    $ (43,960)         --       $  74,216          --
                                                    =========     ===================================================

UNUSUAL/SIGNIFICANT ITEMS (AFTER TAX)
Gain on sale of student loans                            --            --            --       $  48,240          --
Lone Zone and other                                      --       $ (11,674)         --            --            --
Auto lease exit - residual charge                   $ (21,775)      (16,900)         --            --            --
                                                    ---------     ---------------------------------------------------

Total                                               $ (21,775)    $ (28,574)         --       $  48,240          --
                                                    =========     ===================================================

Average assets (in millions)                        $  20,175     $  19,055     $  17,659     $  18,433     $  18,098

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

--------------------------------------------------------------------------------

                                                      2001                             2000
                                                    ---------     ---------------------------------------------------

                                                     1ST QTR       4TH QTR      3RD QTR       2ND QTR       1ST QTR
                                                    ---------     ---------------------------------------------------
ASSET MANAGEMENT
----------------

Net interest income (TE)                            $  28,492     $  26,264     $  25,863     $  25,114     $  23,704
Provision for loan losses                                 524         3,476         2,950         2,317           890
                                                    ---------     ---------------------------------------------------

Net interest income after provision                    27,968        22,788        22,913        22,797        22,814
Noninterest income                                    108,951       106,508       107,574       118,196       114,774
Noninterest expense                                    85,129        78,171        80,136        79,814        85,400
                                                    ---------     ---------------------------------------------------

Income before taxes                                    51,790        51,125        50,351        61,179        52,188
Income tax expense and TE adjustment                   19,089        18,916        18,647        22,746        19,466
                                                    ---------     ---------------------------------------------------

Net income                                          $  32,701     $  32,209     $  31,704     $  38,433     $  32,722
                                                    =========     ===================================================

Average assets (in millions)                        $   2,696     $   2,729     $   2,571     $   2,394     $   2,322

NATIONAL CITY MORTGAGE
----------------------

Net interest income (TE)                            $  12,959     $   7,772     $  12,843     $  11,016     $   8,056
Provision for loan losses                                --            --            --            --            --
                                                    ---------     ---------------------------------------------------

Net interest income after provision                    12,959         7,772        12,843        11,016         8,056
Noninterest income                                    120,568        95,380        99,989       111,983        95,553
Noninterest expense                                    86,113        91,019        87,318        86,341        78,639
                                                    ---------     ---------------------------------------------------

Income before taxes                                    47,414        12,133        25,514        36,658        24,970
Income tax expense and TE adjustment                   17,601         4,697         9,725        13,935         9,521
                                                    ---------     ---------------------------------------------------

Net income                                          $  29,813     $   7,436     $  15,789     $  22,723     $  15,449
                                                    =========     ===================================================

UNUSUAL/SIGNIFICANT ITEMS (PRETAX)
Mortgage servicing impairment charge                $(198,338)         --            --            --            --
Mortgage servicing derivative gains                   221,363          --            --            --            --
                                                    ---------     ---------------------------------------------------

Total                                               $  23,025          --            --            --            --
                                                    =========     ===================================================

UNUSUAL/SIGNIFICANT ITEMS (AFTER TAX)
Mortgage servicing impairment charge                $(128,920)         --            --            --            --
Mortgage servicing derivative gains                   143,886          --            --            --            --
                                                    ---------     ---------------------------------------------------

Total                                               $  14,966          --            --            --            --
                                                    =========     ===================================================

Average assets (in millions)                        $   4,522     $   3,826     $   3,980     $   3,643     $   2,779

NATIONAL PROCESSING
-------------------

Net interest income (TE)                            $   2,360     $   2,566     $   2,535     $   2,228     $   1,858
Provision for loan losses                                --            --            --            --            --
                                                    ---------     ---------------------------------------------------

Net interest income after provision                     2,360         2,566         2,535         2,228         1,858
Noninterest income                                    106,916       113,772       106,599       102,794        96,281
Noninterest expense                                    90,624        99,724        87,975        87,788        82,693
                                                    ---------     ---------------------------------------------------

Income before taxes                                    18,652        16,614        21,159        17,234        15,446
Income tax expense and TE adjustment                    7,113         6,235         8,175         6,758         5,899
                                                    ---------     ---------------------------------------------------

Net income                                          $  11,539     $  10,379     $  12,984     $  10,476     $   9,547
                                                    =========     ===================================================

UNUSUAL/SIGNIFICANT ITEMS (PRETAX)
Goodwill and fixed asset impairment                      --       $  (7,072)         --            --            --
                                                    ---------     ---------------------------------------------------

Total                                                    --       $  (7,072)         --            --            --
                                                    =========     ===================================================

UNUSUAL/SIGNIFICANT ITEMS (AFTER TAX)
Goodwill and fixed asset impairment                 $    --       $  (4,597)         --            --            --
                                                    ---------     ---------------------------------------------------

Total                                               $    --       $  (4,597)         --            --            --
                                                    =========     ===================================================

Average assets (in millions)                        $     412     $     414     $     385     $     375     $     365

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

--------------------------------------------------------------------------------

                                                      2001                             2000
                                                    ---------     ---------------------------------------------------

                                                     1ST QTR       4TH QTR      3RD QTR       2ND QTR       1ST QTR
                                                    ---------     ---------------------------------------------------

PARENT AND OTHER
----------------

Net interest income (expense) (TE)                  $ (71,823)    $ (62,559)    $ (67,954)    $ (51,570)    $ (40,845)
Provision (benefit) for loan losses                    (9,452)       (6,168)       (2,335)       (3,149)       (4,159)
                                                    ---------     ---------------------------------------------------

Net interest income (expense) after provision         (62,371)      (56,391)      (65,619)      (48,421)      (36,686)
Noninterest income (expense)                           77,632        73,230        68,065       (27,143)       34,126
Noninterest expense                                    25,477        51,018        33,644        27,570        21,796
                                                    ---------     ---------------------------------------------------

Income (loss) before taxes                            (10,216)      (34,179)      (31,198)     (103,134)      (24,356)
Income tax expense (benefit) and TE adj                20,126       (24,765)      (26,882)      (54,245)      (23,683)
                                                    ---------     ---------------------------------------------------

Net income (loss)                                   $ (30,342)    $  (9,414)    $  (4,316)    $ (48,889)    $    (673)
                                                    =========     ===================================================

UNUSUAL/SIGNIFICANT ITEMS (PRETAX)
Minority interest related to goodwill and
  fixed asset impairment                                 --       $     593          --            --            --
Losses on sale and impairment of
  securities                                             --            --       $   2,058     $ (58,379)         --
COLI tax exposure charge                            $ (40,000)         --            --            --            --
Elimination of gain on sale of merchant services
  business unit                                       (44,000)         --            --            --            --
Bank stock fund gains                                  84,861        50,302        25,812        15,599     $  21,097
                                                    ---------     ---------------------------------------------------

Total                                               $     861     $  50,895     $  27,870     $ (42,780)       21,097
                                                    =========     ===================================================

UNUSUAL/SIGNIFICANT ITEMS (AFTER TAX)
Minority interest related to goodwill and
  fixed asset impairment                                 --       $     593          --            --            --
Losses on sale and impairment of securities              --            --       $   1,337     $ (37,946)         --
COLI tax exposure charge                            $ (40,000)         --            --            --            --
Elimination of gain on sale of merchant services
  business unit                                       (28,600)         --            --            --            --
Bank stock fund gains                                  55,159        32,697        16,778        10,139     $  13,713
                                                    ---------     ---------------------------------------------------

Total                                               $ (13,441)    $  33,290     $  18,115     $ (27,807)       13,713
                                                    =========     ===================================================

Average assets (in millions)                        $  12,900     $  13,285     $  14,807     $  17,467     $  18,797

CONSOLIDATED
------------

Net interest income (TE)                            $ 779,228     $ 756,204     $ 746,020     $ 748,972     $ 740,895
Provision for loan losses                              83,372        81,415        70,363        68,691        66,326
                                                    ---------     ---------------------------------------------------

Net interest income after provision                   695,856       674,789       675,657       680,281       674,569
Noninterest income                                    686,670       655,474       618,313       631,548       578,899
Noninterest expense                                   804,997       854,437       785,309       785,070       759,093
                                                    ---------     ---------------------------------------------------

Income before taxes                                   577,529       475,826       508,661       526,759       494,375
Income tax expense and TE adjustment                  242,126       167,815       178,025       184,372       173,032
                                                    ---------     ---------------------------------------------------

Net income                                          $ 335,403     $ 308,011     $ 330,636     $ 342,387     $ 321,343
                                                    =========     ===================================================

UNUSUAL/SIGNIFICANT ITEMS (PRETAX)
Gain on sale of student loans                            --            --            --       $  74,216          --
Lone Zone and other                                      --       $ (17,960)         --            --            --
NPI goodwill and fixed asset impairment                  --          (6,479)         --            --            --
Loss on sale and impairment of
  securities                                             --            --       $   2,058       (58,379)         --
Auto lease exit - residual charge                   $ (33,500)      (26,000)         --            --            --
Mortgage servicing impairment charge                 (198,338)         --            --            --            --
Mortgage servicing derivative gains                   221,363          --            --            --            --
COLI tax exposure charge                              (40,000)         --            --            --            --
Venture capital gains (losses)                            401        26,719          (553)        2,676     $   8,224
Bank stock fund gains                                  84,861        50,302        25,812        15,599        21,097
                                                    ---------     ---------------------------------------------------

Total                                               $  34,787     $  26,582     $  27,317     $  34,112     $  29,321
                                                    =========     ===================================================

UNUSUAL/SIGNIFICANT ITEMS (AFTER TAX)
Gain on sale of student loans                            --            --            --       $  48,240          --
Lone Zone and other                                      --       $ (11,674)         --            --            --
NPI goodwill and fixed asset impairment                  --          (4,004)         --            --            --
Gain (loss) on sale and impairment of
  securities                                             --            --       $   1,337       (37,946)         --
Auto lease exit - residual charge                   $ (21,775)      (16,900)         --            --            --
Mortgage servicing impairment charge                 (128,920)         --            --            --            --
Mortgage servicing derivative gains                   143,886          --            --            --            --
COLI tax exposure charge                              (40,000)         --            --            --            --
Venture capital gains (losses)                            261        17,368          (359)        1,739     $   5,346
Bank stock fund gains                                  55,159        32,697        16,778        10,139        13,713
                                                    ---------     ---------------------------------------------------

Total                                               $   8,611     $  17,487     $  17,756     $  22,172     $  19,059
                                                    =========     ===================================================

                                                    ---------     ---------------------------------------------------

Net income - excluding unusual/significant items    $ 326,792     $ 290,524     $ 312,880     $ 320,215     $ 302,284
                                                    =========     ===================================================

Average assets (in millions)                        $  87,611     $  85,300     $  84,201     $  86,771     $  85,951

                                                                         Annex B


[NATIONAL CITY LOGO]
-----------------------------------------------------------------[PICTURE]


-----------------------------------------------------------------

                              [NATIONAL CITY LOGO]

                               FIRST QUARTER 2001
                            INVESTOR CONFERENCE CALL


                                 APRIL 20, 2001

[NATIONAL CITY LOGO]
--------------------------------------------------------------------------------

     FORWARD-LOOKING STATEMENTS

--------------------------------------------------------------------------------


     The presentation and the oral statements relating to the following presentation contain certain forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995) including those referencing any future financial performance that are based on the beliefs of National City's management as well as assumptions made by and information currently available to National City's management. Such statements reflect the view of National City's management as of the date of preparation of this presentation. Such forward-looking statements involve significant risks and uncertainties, including changes in general economic and financial market conditions, and the Corporation's ability to execute its business plans. Other factors that could cause or contribute to such differences are changes in competitive conditions, continuing consolidation in the financial services industry, and pending or threatened litigation. Although National City believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.

[NATIONAL CITY LOGO]
--------------------------------------------------------------------------------
 FIRST QUARTER 2001
 CORE OPERATING EARNINGS
--------------------------------------------------------------------------------

                                 $ MM                  P/S
                                 ------               -------
REPORTED NET INCOME              $335.4                $.55

  MORTGAGE IMPAIRMENT             128.9                 .21
  MORTGAGE DERIVATIVES           (143.9)               (.24)
  AUTO LEASE RESIDUAL              21.8                 .04
  COLI TAX CHARGE                  40.0                 .07
                                 ------                ----
                                   46.8                 .08
  BANK STOCK AND VENTURE
   CAPITAL GAINS                  (55.4)               (.09)
                                 ------                ----
CORE OPERATING EARNINGS          $326.8                $.54

[NATIONAL CITY LOGO]
--------------------------------------------------------------------------------

EPS TREND

--------------------------------------------------------------------------------




                                        1Q00    2Q00    3Q00    4Q00    1Q01
                                        ----    ----    ----    ----    ----

REPORTED EPS                            $.53   $.56     $.54    $.50   $.55
  BOND LOSSES                                   .06
  STUDENT LOAN GAIN                            (.08)
  AUTO LEASE                                                     .03    .04
  LOAN ZONE ETC.                                                 .02
  MORTGAGE IMPAIRMENT,
    NET OF DERIVATIVES                                                 (.03)
  COLI TAX CHARGE                                                       .07
  BANK STOCK & VENTURE CAPITAL GAINS    (.03)  (.02)    (.03)   (.08)  (.09)
                                        ----   ----     ----    ----   ----
CORE OPERATING EPS                      $.50   $.52     $.51    $.47   $.54

[NATIONAL CITY LOGO]
--------------------------------------------------------------------------------
  TEN LARGEST NPAS
  AS OF MARCH 31, 2001
--------------------------------------------------------------------------------

$000s

                                                     AMOUNT            %
INDUSTRY                CLASSIFICATION            OUTSTANDING     TOTAL NPAS
--------                --------------            -----------     ----------

HEALTHCARE              COMMERCIAL                    $ 28,333       6.3%
LODGING                 NON-RESIDENTIAL REAL ESTATE     16,934       3.8%
TEXTILES                COMMERCIAL                      11,257       2.5%
AEROSPACE               COMMERCIAL                       9,223       2.1%
LEASING COMPANY         COMMERCIAL                       7,905       1.8%
LEASING COMPANY         COMMERCIAL                       7,292       1.6%
INDIVIDUAL              COMMERCIAL                       6,720       1.5%
PUBLISHING              COMMERCIAL                       6,151       1.4%
MANUFACTURING           COMMERCIAL                       5,745       1.3%
CONTRACTOR              COMMERCIAL                       5,483       1.2%
                                                      --------      ----
                                                      $105,043      23.5%

TOTAL NONPERFORMING ASSETS                            $447,061     100.0% 67 BPS

[NATIONAL CITY LOGO]
--------------------------------------------------------------------------------
NPAS BY CATEGORY
AS OF MARCH 31, 2001
--------------------------------------------------------------------------------


                                  [PIE CHART]

OREO                                    9.6%

COMMERCIAL                             46.6%

REAL ESTATE CONSTRUCTION                1.8%

NON RESIDENTIAL REAL ESTATE            12.8%

RESIDENTIAL REAL ESTATE                29.2%


TOTAL: $447.1 MILLION

[NATIONAL CITY LOGO]
--------------------------------------------------------------------------------
2001 EPS FORECAST ASSUMPTIONS
UPDATED APRIL 20, 2001
--------------------------------------------------------------------------------


     - MORTGAGE ADJUSTMENTS, COLI, AND AUTO LEASE RESIDUAL CHARGES REMAIN AT FIRST QUARTER AMOUNTS

     -    SECOND QUARTER GAIN OF $.09/SHARE AFTER TAX ON SALE OF NAMCO

     -    FULL YEAR BANK STOCK AND VENTURE CAPITAL GAINS OF $. 11 - .14/ SHARE

[NATIONAL CITY LOGO]
--------------------------------------------------------------------------------
2001 CORE OPERATING EPS FORECAST
AS OF APRIL 20, 2001
--------------------------------------------------------------------------------




REPORTED EPS                             $2.25 TO $2.40

MORTGAGE, COLI,
   AUTO LEASE RESIDUAL                        .08

NAMCO GAIN                                   (.09)

BANK STOCK AND

VENTURE CAPITAL GAINS                      (.11 - .14)

CORE OPERATING EPS                       $2.13 TO $2.25